EXHIBIT 24

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Post-Effective Amendment to its Registration Statement on Form S-8 (Registration No. 33-55501) or other appropriate form to amend The Kroger Co. Employee Stock Purchase Plan to include The Kroger Employee Stock Program and to deregister The Kroger Employee Stock Program (Registration No. 2-93982); and any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.




(Joseph A. Pichler)                     September 11, 1997
---------------------
Joseph A. Pichler
Chairman and Chief Executive Officer
& Director

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Post-Effective Amendment to its Registration Statement on Form S-8 (Registration No. 33-55501) or other appropriate form to amend The Kroger Co. Employee Stock Purchase Plan to include The Kroger Employee Stock Program and to deregister The Kroger Employee Stock Program (Registration No. 2-93982); and any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.


(W. Rodney McMullen)                    September 11, 1997
---------------------------
W. Rodney McMullen
Group Vice President &
Chief Financial Officer

                        POWER OF ATTORNEY


KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Post-Effective Amendment to its Registration Statement on Form S-8 (Registration No. 33-55501) or other appropriate form to amend The Kroger Co. Employee Stock Purchase Plan to include The Kroger Employee Stock Program and to deregister The Kroger Employee Stock Program (Registration No. 2-93982); and any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.


(J. Michael Schlotman)                  September 11, 1997
-----------------------
J. Michael Schlotman
Vice President and Corporate Controller

                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That the undersigned officer of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent for him and on his behalf and in his name, place and stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Post-Effective Amendment to its Registration Statement on Form S-8 (Registration No. 33-55501) or other appropriate form to amend The Kroger Co. Employee Stock Purchase Plan to include The Kroger Employee Stock Program and to deregister The Kroger Employee Stock Program (Registration No. 2-93982); and any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand.


(David B. Dillon)                       September 11, 1997
----------------------
David B. Dillon
President, Chief Operating Officer,
and Director

                        POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, That each of the undersigned directors of The Kroger Co. (the "Company") hereby constitutes and appoints Paul W. Heldman and Bruce M. Gack and each of them (with full power to each of them to act alone) his or her true and lawful attorney-in-fact and agent for him or her and on his or her behalf and in his or her name, stead, to sign, execute and affix his seal thereto and file with the Securities and Exchange Commission (or any other governmental or regulatory authority) a Post-Effective Amendment to its Registration Statement on Form S-8 (Registration No. 33-55501) or other appropriate form to amend The Kroger Co. Employee Stock Purchase Plan to include The Kroger Employee Stock Program and to deregister The Kroger Employee Stock Program (Registration No. 2-93982); and any and all amendments thereto (including any amendment or amendments increasing or decreasing the amount of the securities or changing the securities for which registration is being sought) which may be filed from time to time by the Company with all exhibits and any and all documents required to be filed with respect thereto; granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as he might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned directors have hereunto set their hands and seals, as of the 11th day of September, 1997.


(Richard W. Dillon)                (David B. Dillon)
-----------------------            --------------------

(Katherine D. Ortega)               (Patricia S. Longe)
-----------------------            ---------------------

(John L. Clendenin)                (Thomas H. O'Leary)
-----------------------            ---------------------

(T. Ballard Morton, Jr.)           (John T. LaMacchia)
-----------------------            ---------------------

(E. M. Liddy)                      (James D. Woods)
-----------------------            ---------------------

(J. D. Ong)                        (Martha R. Seger)
------------------------           ---------------------

(Joseph A. Pichler)                (Reuben Anderson)
------------------------           ---------------------

                                   (C. R. Moore)
                                   ---------------------